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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ___________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):   December 5, 1997
                                                  ------------------------

                            i2 TECHNOLOGIES, INC.
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               (Exact name of registrant as specified in charter)


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
         Delaware                                   0-28030                                   75-2294945
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(State or other jurisdiction                       (Commission                               (IRS Employer
   of incorporation)                               File Number)                           Identification No.)
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909 E. Las Colinas Blvd., 16th Floor, Irving, Texas              75039
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(Address of principal executive offices)                       (Zip Code)


Company's telephone number, including area code:   (214) 860-6000
                                                 ------------------------------



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         (Former name or former address, if changed since last report.)
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ITEM  5.         OTHER EVENTS.

         Filed as an exhibit hereto is the registrant's press release, dated December 5, 1997, announcing the pricing of a public offering of 3,000,000 shares of its common stock.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                 (c)      Exhibits.

                          99.1   Press release dated December 5, 1997.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  i2 TECHNOLOGIES, INC.



Dated:  December 5, 1997          By: /s/  DAVID F. CARY,
                                      ----------------------------------------
                                      David F. Cary,
                                      Vice President and
                                      Chief Financial Officer





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                              INDEX TO EXHIBITS



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
EXHIBIT NUMBER           DESCRIPTION
--------------           -----------
    99.1                 Press release dated December 5, 1997.

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